PROFESSIONALLY MANAGED PORTFOLIOS

CAN SLIM® Select Growth Fund

Supplement dated February 4, 2013 to the
Summary Prospectus, Prospectus and Statement of Additional Information
dated July 29, 2012

Effective February 1, 2013, Mr. Brentin C. Elam has announced his retirement as Vice President and Director of NorthCoast Asset Management LLC and as Portfolio Manager to the CAN SLIM® Select Growth Fund.

Accordingly, all references to Mr. Elam in the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund dated July 29, 2012 are hereby deleted.

Please retain this Supplement with the Summary Prospectus, Prospectus and Statement of Additional Information.
The date of this Supplement is February 4, 2013.